UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       November 26, 2007
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)		62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Separation Agreement
Press Release

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 26, 2007, Archer-Daniels-Midland Company (“ADM”) announced the retirement of William H. Camp, Executive Vice President, effective December 15, 2007. A copy of the press release announcing Mr. Camp’s retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ADM and Mr. Camp entered into a Separation Agreement in connection with Mr. Camp’s retirement. The Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are filed herewith:
10.1	Separation Agreement dated as of November 26, 2007 between Archer-Daniels-Midland Company and William H. Camp

99.1	Press Release dated November 26, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: November 30, 2007	By	/s/ David J. Smith David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
10.1	Separation Agreement dated as of November 26, 2007 between Archer-Daniels-Midland Company and William H. Camp	Filed Electronically

99.1	Press Release dated November 26, 2007	Filed Electronically